Stockholder's Equity	9 Months Ended
Sep. 30, 2011
Stockholder's Equity

Note 3—Stockholder’s Equity:

Common Stock:

Puma issued 4,000,000 shares of common stock to its founder and CEO in September 2010 for $400 at $.0001 per share. Additionally, the stockholder contributed capital totaling $61,983 and $68,514 during the nine months ended September 30, 2011 and from inception to September 30, 2011, respectively.

Authorized Shares:

On September 15, 2011, the total number of shares of stock Puma is authorized to issue was increased to 25,000,000 shares of common stock. Immediately following the increase in authorized shares, Puma executed a four to one forward stock split for each share of common stock outstanding or held in treasury immediately prior to the split. The share amounts stated in the financial statements have been adjusted to reflect the four to one stock split.

Incentive Award Plan:

On September 15, 2011, Puma’s Board of Directors and stockholders approved an Incentive Award Plan (the “Plan”) reserving 3,529,412 common shares for issuance under the Plan. Awards under the Plan may be in the form of a stock option, a restricted stock award, a restricted stock unit award, a performance award, a dividend equivalent award, a deferred stock award, a stock payment award, a stock appreciation right and other incentive award or a performance share award. The exercise price per share subject to each stock option granted cannot be less than 100% of the fair market value of a share on the date of the stock option grant. In addition, in the case of incentive stock options granted to a greater than 10% stockholder, such exercise price shall not be less than 110% of the fair market value of a share on the date of the option grant.